Exhibit 10.10

EXECUTION COPY

AMENDMENT NO. 8 AND WAIVER TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

(First Lien)

AMENDMENT NO. 8 AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 29, 2010 (this “Amendment”), among NEW ENTERPRISE STONE & LIME CO., INC. (the “Borrower”), the GUARANTORS signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent (the “Agent”), Issuing Bank, Swing Lender and a Lender, and the other LENDERS party hereto.

WITNESSETH:

WHEREAS, the Borrower, the Agent and certain other parties entered into that certain Second Amended and Restated Credit Agreement, dated as of January 11, 2008 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 14, 2008, that certain Waiver and Modification to Second Amended and Restated Credit Agreement, dated as of May 30, 2008, that certain Amendment No. 2 and Modification to Second Amended and Restated Credit Agreement, dated as of June 20, 2008, that certain Amendment No. 3 and Authorization, dated as of January 22, 2009, that certain Amendment No. 4 and Modification and Waiver to Second Amended and Restated First Lien Credit Agreement, dated as of June 18, 2009, that certain Amendment No. 5 to Second Amended and Restated Credit Agreement, dated as of February 23, 2010, that certain Amendment No. 6 to and Waiver of Second Amended and Restated Credit Agreement, dated as of May 27, 2010, and that certain Amendment No. 7 and Waiver of Second Amended and Restated Credit Agreement, dated as of June 22, 2010, the “Existing Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain terms and conditions; terms not otherwise defined herein are used as defined in the Existing Credit Agreement;

WHEREAS, said Amendment No. 7 and Waiver of Second Amended and Restated Credit Agreement (“Amendment No. 7”) contemplates the issuance of certain Permitted Unsecured Indebtedness and provides for the effectiveness of certain amendments and waivers set forth therein to take effect on the Amendment No. 7 Effective Date;

WHEREAS, the Amendment No. 7 Effective Date has not yet occurred because, among other things, that Permitted Unsecured Indebtedness has not yet been issued;

WHEREAS, the Borrower has advised the Lenders that since it has not yet issued the contemplated Permitted Unsecured Indebtedness and otherwise caused the Amendment No. 7 Effective Date to have occurred, certain other amendments to the Existing Credit Agreement are necessary or desirable;

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in the manner set forth below, and waive certain requirements in the Existing Credit Agreement in the manner set forth below, and the Lenders agree, subject to the terms and conditions set forth herein, to so amend the Existing Credit Agreement and to waive certain requirements in the Existing Credit Agreement (the Existing Credit Agreement, as amended by this Amendment, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.                                       AMENDMENTS.  Upon satisfaction of the conditions set forth in Section 4 below, effective as of the date first above written, the Existing Credit Agreement shall be amended in the manner set forth below:

a.                                       The first clause of Subsection 5.1.1 (Delivery of Monthly Financial Report) ending with the words “of each Accounting Month,” is hereby amended to read as follows:

“Delivery of Monthly Financial Report.  As soon as practicable and in any event within forty-five (45) days after the close of each of the first eleven Accounting Months of each year,”

b.                                      The grid set forth in paragraph (a) of Subsection 1.12.2 (Applicable Margin) of the Existing Credit Agreement, regarding RC Loans and Term Loan A, is amended and restated in its entirety to read as follows:

If the Total Leverage Ratio is:	Then the Adjusted LIBOR Applicable Margin is:	Then the Base Rate Applicable Margin is:

>4.50: 1:00	3.50%	1.50%
> 4.00 < 4.50: 1.00	3.25%	1.25%
> 3.50 < 4.00:1.00	3.00%	1.00%
> 3.00 < 3.50: 1.00	2.50%	0.50%
> 2.50 < 3.00: 1.00	2.25%	0.25%
< 2.50: 1.00	2.00%	0.00%

c.                                       The grid set forth in paragraph (c) of Subsection 1.12.2 (Applicable Margin) of the Existing Credit Agreement, regarding Term Loan B, is amended and restated in its entirety to read as follows:

If the Total Leverage Ratio is:	Then the Adjusted LIBOR Applicable Margin is:	Then the Base Rate Applicable Margin is:

>4.50:l:00	4.00%	2.00%
> 4.00 < 4.50 : 1.00	3.75%	1.75%
< 4.00: 1.00	3.50%	1.50%

d.                                      The grid set forth in Subsection 6.3.1 (Total Leverage Ratio) of the Existing Credit Agreement is amended by replacing the row for the period 5/31/10 through 11/30/10 with the following two rows:

Fiscal Quarters Ending	Total Leverage Ratio

8/31/10	4.95:1.00
11/30/10	4.75:1.00

e.                                       The grid set forth in Subsection 6.3.2 (EBITDA Leverage Ratio) of the Existing Credit Agreement is amended by replacing the row for the period 5/31/10 through 11/30/10 with the following two rows:

Fiscal Quarters Ending	EBITDA Leverage Ratio

8/31/10	5.40:1.00
11/30/10	5.30:1.00

f.                                         The definition of “Adjusted LIBOR” in Section 9.1 (Defined Terms) of the Existing Credit Agreement is amended by adding the following phrase at the end thereof: “provided, however, that at no time shall Adjusted LIBOR be less than one percent (1%) per annum.”

g.                                      The definition of “Base Rate” in Section 9.1 (Defined Terms) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

“Base Rate: the highest of (a) the variable per annum rate of interest so designated from time to time by the Agent as its prime rate (which rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer), (b) the Federal Funds Rate plus one-half of one percent Q/2%) and (c) One Month LIBOR plus two percent (2%).”

h.                                      The following new definition of “One Month LIBOR” is added in its correct alphabetical location in Section 9.1 (Defined Terms) of the Existing Credit Agreement:

“One Month LIBQR: for any date, a rate equal to LIBOR as at that date with a one-month Interest Period.”

2.                                       WAIVERS.  Subject to the conditions set forth in Section 4 below, the Agent and Lenders hereby waive compliance with the Total Leverage Ratio set forth in Subsection 6.3.1 for the quarter ended May 31, 2010 and the EBITDA Leverage Ratio set forth in Subsection 6.3.2 for the quarter ended May 31, 2010.  The Lenders also waive any Defaults or Events of Default that may have arisen under Subsection 6.3.1 (Total Leverage Ratio) or 6.3.2 (EBITDA Leverage Ratio) but that would not have arisen if the amendments set forth in this Amendment and the waiver set forth in the preceding sentence had been in effect prior to the end of the applicable fiscal period, and, in addition to the foregoing, waive the imposition of the Default Rate to the extent otherwise applicable with respect to such waived Defaults or Events of Default.  The waivers set forth herein are strictly limited to their terms and do not imply that the Lenders would be willing to provide similar waivers in the future.

3.                                       REPRESENTATIONS AND WARRANTIES.  In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Existing Credit Agreement, to waive certain requirements in the Existing Credit Agreement and to consent to certain actions in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

a.                                       As of the date hereof, after giving effect to the amendments, waivers and consents contained herein, no Default or Event of Default has occurred and is continuing;

b.                                      Each of the representations and warranties of the Borrower and the other Loan Parties made herein and in the other Loan Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments, waivers and consents contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);

c.                                       The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower;

d.                                      No consent or approval of any third party, including, without limitation, any governmental agency or authority is necessary in connection with the execution, delivery and/or performance of this Amendment and/or the enforceability hereof.  Upon satisfaction of the conditions set forth in Section 4, this Amendment will constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof; and

e.                                       All Secured Obligations are due and payable without setoff or counterclaim and the Loan Parties have no claims against the Agent or Lenders.

4.                                       EFFECTIVENESS.  (a) The amendments, waivers and other modifications of the Existing Credit Agreement set forth herein shall be effective, as of the date first above written, upon satisfaction of each of the following conditions:

i.                                          The Agent shall have executed this Amendment and received counterparts of this Amendment duly executed and delivered on behalf of the Loan Parties and the Majority Lenders in accordance with the instructions set forth on Annex A hereto;

ii.                                       The Agent shall have received payment by the Borrower of all invoiced out-of-pocket fees, costs, expenses and other amounts required to be paid by the Borrower in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents to the extent such invoices shall have been delivered prior to the date the conditions in clause (i) above are satisfied; and

iii.                                    The Agent shall have received such other information as it shall have reasonably requested prior to the date the conditions in clause (i) above are satisfied.

b.                                      For the sake of clarity, the amendments, waivers and consents set forth in Amendment No. 7 that were to be effective on the Amendment No. 7 Effective Date shall be effective on the Amendment No. 7 Effective Date (which may be after the date of this amendment) if the conditions to the Amendment No. 7 Effective Date are satisfied within the time limits set forth in Amendment No. 7, provided, however, that the waivers and amendments to the financial covenants set forth in this Amendment shall supersede the financial covenants set forth in Amendment No. 7 for the fiscal quarter ended May 31, 2010 and, if the Amendment No. 7 Effective Date is after August 31, 2010, then also for the fiscal quarter ended August 31, 2010, and, provided further, in order to ensure that any defined terms in the Loan Documents are unchanged by the termination of the Intercreditor Agreement or other agreements on the Amendment No. 7 Effective Date, to the extent that any terms used in any Loan Documents are defined by reference to the Intercreditor Agreement or any other agreement that ceases to be in effect on the Amendment No. 7 Effective Date, those defined terms shall remain the same as if the other agreements had not been terminated.  The preceding proviso is a technical clarification only.

5.                                       MISCELLANEOUS.

a.                                       Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

b.                                      Ratification.  Except as expressly set forth herein, no amendment, modification or waiver to any Loan Document is intended hereby.  The Existing Credit Agreement and the other Loan Documents, each as amended by this Amendment, are and shall continue to be in full force and effect.  Each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment, and each of the parties hereto and each of the Guarantors hereby confirms and ratifies in all respects all of the other agreements, documents and instruments to which such Person is a party and delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment).  Without limiting the generality of the foregoing, the Borrower and the Guarantors, hereby confirm that the pledges and the security interest granted pursuant to the Loan Documents continue to secure all of the Secured Obligations under and ratifies (i) the Existing Credit Agreement as amended hereby and (ii) the other Loan Documents.

c.                                       Payment of Expenses.  Without limiting other payment obligations of the Borrower set forth in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Agent’s counsel, Drinker Biddle & Reath LLP.

d.                                      Governing Law.  This Amendment shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.

e.                                       References.  From and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereof, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Credit Agreement amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written.

NEW ENTERPRISE STONE & LIME CO., INC., as Borrower

By:	/s/ Paul I. Detwiler, III
Name:	Paul I. Detwiler, III
Title:	Executive Vice President
Chief Financial Officer and Secretary

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

MANUFACTURERS AND TRADERS
TRUST COMPANY, as Agent and Lender

By:	/s/ Stephen Foreman
	Name:	Stephen Foreman
	Title:	Regional Executive

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

Acknowledged and agreed to by:

Guarantors:

MARTIN LIMESTONE, INC.
ABC PAVING CO., INC.
E.R.S.C., INC.
GATEWAY TRADE CENTER INC.
BUFFALO CRUSHED STONE INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary,
on behalf of each of the foregoing

NEW ENTERPRISE TRANSPORTATION, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

VALLEY QUARRIES, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	President and Assistant Secretary

2544 CLINTON, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President, Secretary and Treasurer

STABLER COMPANIES INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.
EASTERN INDUSTRIES, INC.
STABLER DEVELOPMENT COMPANY
ELCO-HAUSMAN CONSTRUCTION CORPORATION
EII TRANSPORT INC.
PRECISION SOLAR CONTROLS INC.
ASTI TRANSPORTATION SYSTEMS, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 7 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

PNC Bank N.A.

By:	/s/ William P. Herold
Name:	William P. Herold
Title:	Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

First Commonwealth Bank

By:	/s/ Lawrence C. Deihle
Name:	Lawrence C. Deihle
Title:	Senior Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

Sovereign Bank

By:	/s/ Zerick D. Cook
Name:	Zerick D. Cook
Title:	Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

Citizens Bank of PA

By:	/s/ Benjamin Ditson
Name:	Benjamin Ditson
Title:	Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

Fulton Bank, N.A.

By:	/s/ James J. Dougherty
Name:	James J. Dougherty
Title:	V.P. Relationship Manager

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

S&T Bank

By:	/s/ Michael J. Settimio
Name:	Michael J. Settimio
Title:	Senior Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

HSBC Bank USA, N.A.

By:	/s/ Frank M. Eassa
Name:	Frank M. Eassa
Title:	AVP, Commercial Banking

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

Fifth Third Bank

By:	/s/ Joe Hynds
Name:	Joe Hynds
Title:	Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

Wilmington Trust FSB

By:	/s/ Michael F. Lizzul
Name:	Michael F. Lizzul
Title:	AVP

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

FIRSTMERIT BANK, N.A.

By:	/s/ Robert G. Morlan
Name:	Robert G. Morlan
Title:	Senior Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

Sandy Spring Bank

By:	/s/ Frieda M.A. McWilliams
Name:	Frieda M.A. McWilliams
Title:	Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

First National Bank

By:	/s/ Nick Gates
Name:	Nick Gates
Title:	AVP

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

TriState Capital Bank

By:	/s/ Paul J. Oris
Name:	Paul J. Oris
Title:	Senior Vice President

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD.

By:	/s/ Michael P. McGonigle
Name:	Michael P. McGonigle
Title:	Authorized Signatory

[Signature Page to Amendment No. 8 to and Waiver of
Second Amended and Restated Credit Agreement (First Lien)]

ANNEX A

Signature pages are required to be delivered no later than 5 p.m. (EST) on Tuesday, July 22, 2010 (or such later time as the Agent may specify in a writing posted on Intralinks) to Jill Bronson by fax at 215-988-2757 or by email at jill.bronson@dbr.com.

Five (5) originals of the signature page should be sent to Joseph Bernstein at the following address:

Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA  19103-6996
Tel:  215-988-2650